                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               September 30, 2008
                Date of Report (Date of earliest event reported)

                            NOVASTAR FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

        Maryland                       001-13533                  74-2830661
 -------------------------------------------------------------------------------
 (State or other jurisdiction of    (Commission File           (I.R.S. Employer
  incorporation or organization)        Number)              Identification No.)

               8140 Ward Parkway, Suite 300, Kansas City, MO 64114
               ---------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (816) 237-7000
                                 --------------
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
(17  CFR  240.14a-12)
[ ]  Pre-commencement  communications  pursuant  to  Rule 14d-2(b)  under the
Exchange  Act (17 CFR  240.14d-2(b))
[ ]  Pre-commencement communications  pursuant  to  Rule  13e-4(c)  under  the
Exchange  Act  (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Certain  Officers;  Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 30, 2008, Todd Phillips,  the Chief Accounting  Officer of NovaStar
Financial, Inc. (the "Company"),  voluntarily terminated his employment with the
Company and resigned as its Chief  Accounting  Officer.  The Company will file a further Form 8-K upon the appointment of a new Chief  Accounting  Officer by the
Company's Board of Directors.

                                    SIGNATURE

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          NOVASTAR FINANCIAL, INC.

Date: October 7, 2008                      /s/ Rodney E. Schwatken
                                          -------------------------------------
                                          Rodney E. Schwatken
                                          Chief Financial Officer